Exhibit 99.2

Bank of Florida Corporation

Summary of Consolidated Financial Data

(Dollars in thousands, except per share data)

	For the Three Months Ended							For the Nine months Ended
	Sept 30,	June 30,	Increase/(decrease)		Sept 30,	Increase/(decrease)		Sept 30,	Sept 30,	Increase/(decrease)
	2007	2007	$	%	2006	$	%	2007	2006	$	%
Total interest income	$23,727	$21,251	$2,476	11.7%	$14,299	$9,428	65.9%	$61,710	$36,103	$25,607	70.9%
Total interest expense	11,773	10,118	1,655	16.4%	5,967	5,806	97.3%	29,490	14,216	15,274	107.4%
Net interest income before provision	11,954	11,133	821	7.4%	8,332	3,622	43.5%	32,220	21,887	10,333	47.2%
Provision for loan losses	336	624	(288)	-46.2%	840	(504)	-60.0%	1,536	2,102	(566)	-26.9%
Net interest income after provision	11,618	10,509	1,109	10.6%	7,492	4,126	55.1%	30,684	19,785	10,899	55.1%
Non interest income	1,263	1,300	(37)	-2.8%	1,062	201	18.9%	3,823	3,168	655	20.7%
Gain on sale of investments	0	0	0	N/A	0	0	N/A	0	0	0	#DIV/0!
Noninterest expense	10,220	9,745	475	4.9%	7,418	2,802	37.8%	28,319	20,223	8,096	40.0%
Income before taxes	2,661	2,064	597	28.9%	1,136	1,525	134.2%	6,188	2,730	3,458	126.7%
Provision for income taxes	1,054	824	230	27.9%	447	607	N/A	2,475	1,087	1,388	N/A
Net income (loss)	1,607	1,240	367	29.6%	689	918	133.2%	3,713	1,643	2,070	126.0%

Basic earnings (loss) per common share	$0.13	$0.10	$0.03	30.0%	$0.08	$0.05	62.5%	$0.32	$0.22	$0.10	45.5%
Diluted earnings (loss) per common share	$0.12	$0.10	0.02	20.0%	$0.07	0.05	71.4%	$0.32	$0.21	0.11	52.4%

Weighted average common shares - Basic	12,765,269	11,894,845	870,424	7.3%	9,149,185	3,616,084	39.5%	11,427,997	7,506,280	3,921,717	52.2%
Weighted average common shares - Diluted	12,874,038	12,060,332	813,706	6.7%	9,397,872	3,476,166	37.0%	11,590,101	7,763,654	3,826,447	49.3%

Return on average assets	0.49%	0.42%	0.07%	16.7%	0.35%	0.14%	-40.0%	0.43%	0.48%	-0.05%	10.4%
Return on average common equity	3.27%	2.75%	0.52%	18.9%	2.20%	1.07%	-48.6%	2.89%	3.58%	-0.69%	19.3%

Top-line revenue	$13,217	$12,433	$784	6.3%	$9,394	$3,823	40.7%	$36,043	$25,055	$10,988	43.9%
Net interest margin	3.96%	4.10%	-0.14%	-3.4%	4.46%	-0.50%	-11.2%	4.09%	4.50%	-0.41%	-9.1%
Efficiency ratio	77.32%	78.38%	-1.06%	-1.4%	78.97%	-1.65%	-2.1%	78.57%	80.71%	-2.14%	-2.7%

Average equity to average assets	14.86%	15.26%	-0.40%	-2.6%	16.05%	-1.19%	-7.4%	15.02%	13.35%	1.67%	12.5%
Average loans held for investment to average deposits	120.19%	114.74%	5.45%	4.7%	108.00%	12.19%	11.3%	117.03%	103.14%	13.89%	13.5%
Net charge-offs to average loans	0.06%	0.00%	0.06%	N/A	0.00%	0.06%	N/A	0.05%	0.07%	-0.02%	-28.6%

	Sept 30,	June 30,	Increase/(decrease)		Sept. 30,	Increase/(decrease)
	2007	2007	$	%	2006	$	%
Total assets	$1,323,415	$1,280,983	$42,432	3.3%	$850,096	$473,319	55.7%
Cash & cash equivalents	17,675	34,094	(16,419)	-48.2%	48,457	(30,782)	-63.5%
Earning assets	1,202,796	1,164,703	38,093	3.3%	789,695	413,101	52.3%
Investment securities	40,815	42,290	(1,475)	-3.5%	41,995	(1,180)	-2.8%
Loans	1,152,263	1,106,375	45,888	4.1%	728,610	423,653	58.1%
Allowance for loan losses	11,754	11,804	(50)	-0.4%	7,094	4,660	65.7%
Intangible Assets	64,451	63,146	1,305	2.1%	13,225	51,226	387.3%
Deposit accounts	985,149	970,296	14,853	1.5%	660,443	324,706	49.2%
Borrowings	135,294	110,798	24,496	22.1%	50,500	84,794	167.9%
Stockholders' equity	$198,763	$196,031	$2,732	1.4%	134,463	$64,300	47.8%
Total common shares outstanding	12,779,020	12,726,131	52,889	0.4%	9,563,703	3,215,317	33.6%
Book value per common share	$15.55	$15.40	$0.15	1.0%	$14.06	$1.49	10.6%
Tangible book value per common share	$10.51	$10.44	$0.07	0.7%	$12.68	$(2.17)	-17.1%
Loan loss allowance to total loans	1.02%	1.07%	-0.05%	-4.7%	0.97%	0.05%	5.2%
Loan loss allowance to nonperforming loans	206.32%	237.58%	-31.26%	-13.16%	954.12%	-747.80%	-78.4%
Nonperforming loans to total loans	0.49%	0.45%	0.04%	8.9%	0.10%	0.39%	390.0%
Nonperforming assets to total assets	0.54%	0.39%	0.15%	38.46%	0.09%	0.45%	500.0%
Leverage (tier 1 to average total assets)	10.42%	11.59%	-1.17%	-10.1%	15.58%	-5.16%	-33.1%
Assets under advice—Bank of Florida Trust Company	$502,383	$514,192	(11,809)	-2.3%	$381,371	121,012	31.7%

	Sept 30,	June 30,	March 31,	Dec. 30,	Sept 30,	June 30,	March 31,	Dec 30,	Sept 30,
	2007	2007	2007	2006	2006	2006	2006	2005	2005
Total interest income	$23,727	$21,251	$16,731	$16,227	$14,299	$11,858	$9,945	$8,819	$7,560
Total interest expense	11,773	10,118	7,599	7,005	5,967	4,522	3,727	3,040	2,371
Net interest income before provision	11,954	11,133	9,132	9,222	8,332	7,336	6,218	5,779	5,189
Provision for loan losses	336	624	576	734	840	656	606	594	614
Net interest income after provision	11,618	10,509	8,556	8,488	7,492	6,680	5,612	5,185	4,575
Non interest income	1,263	1,300	1,260	1,074	1,062	1,006	1,099	879	865
Gain on sale of investments	0	0	0	0	0	0	0	0	0
Noninterest expense	10,220	9,745	8,354	8,361	7,418	6,764	6,041	5,448	4,853
Net income before taxes	2,661	2,064	1,462	1,201	1,136	922	670	616	587
Provision for income taxes	1,054	824	597	524	447	370	270	(3,728)	0
Net income (loss)	1,607	1,240	865	677	689	552	400	4,344	587

Basic earnings (loss) per common share	$0.13	$0.10	$0.09	$0.07	$0.08	$0.07	$0.07	$0.73	$0.10
Diluted earnings (loss) per common share	$0.12	$0.10	$0.09	$0.07	$0.07	$0.07	$0.06	$0.70	$0.10

Weighted average common shares - Basic	12,765,269	11,894,845	9,588,972	9,569,452	9,149,185	7,390,499	5,943,933	5,923,862	5,917,630
Weighted average common shares - Diluted	12,874,038	12,060,332	9,794,468	9,804,949	9,397,872	7,648,394	6,213,178	6,224,724	6,168,208

Return on average assets	0.49%	0.42%	0.38%	0.31%	0.35%	0.32%	0.26%	3.14%	0.46%
Return on average common equity	3.27%	2.75%	2.53%	2.01%	2.20%	2.48%	2.77%	31.50%	4.27%

Top-line revenue	$13,217	$12,433	$10,392	$10,296	$9,394	$8,342	$7,317	$6,658	$6,054
Net interest margin	3.96%	4.10%	4.25%	4.44%	4.46%	4.60%	4.43%	4.42%	4.31%
Efficiency ratio	77.32%	78.38%	80.39%	81.21%	78.97%	81.08%	82.56%	81.83%	80.16%

Average equity to average assets	14.86%	15.26%	14.93%	15.53%	16.05%	12.96%	9.53%	9.97%	10.74%
Average loans held for investment to average deposits	120.19%	114.74%	115.63%	112.83%	108.00%	100.35%	97.65%	97.44%	93.32%
Net charge-offs to average loans	0.06%	0.00%	0.10%	0.00%	0.00%	0.03%	0.12%	0.06%	0.04%

	Sept 30,	June 30,	March 31,	Dec 31,	Sept 30,	June 30,	March 31,	Dec 30,	Sept 30,
	2007	2007	2007	2006	2006	2006	2006	2005	2005
Total assets	1,323,415	1,280,983	938,739	883,102	850,096	756,267	620,136	569,782	518,083
Cash & cash equivalents	17,675	34,094	36,576	27,744	48,457	91,040	36,320	50,117	43,081
Earning assets	1,202,796	1,164,703	899,205	838,626	789,695	728,062	588,641	536,933	494,945
Investment securities	40,815	42,290	39,490	41,724	41,995	42,316	18,319	18,622	19,094
Loans held for investment	1,152,263	1,106,375	831,195	783,610	728,610	606,564	550,114	486,722	444,914
Allowance for loan losses	11,754	11,804	8,203	7,833	7,094	5,666	5,055	4,603	4,084
Intangible Assets	64,451	63,146	13,808	13,831	13,225	912	918	931	941
Deposit accounts	985,149	970,296	718,584	691,180	660,443	593,561	535,192	495,080	443,308
Other Borrowings	135,294	110,798	80,500	53,500	50,500	42,000	24,000	14,000	19,000
Stockholders' equity	198,763	196,031	137,028	135,505	134,463	118,444	59,485	59,061	54,285
Total common shares outstanding	12,779,020	12,726,131	9,610,069	9,575,153	9,563,703	8,871,444	5,944,533	5,943,783	5,919,385
Book value per common share	$15.55	$15.40	$14.26	$14.15	$14.06	$13.35	$10.01	$9.94	$9.17
Tangible book value per common share	$10.51	$10.44	$12.82	$12.71	$12.68	$13.25	$9.85	$9.78	$9.01

Loan loss allowance to total loans	1.02%	1.07%	0.99%	1.00%	0.97%	0.93%	0.92%	0.94%	0.92%
Loan loss allowance to nonperforming loans	206.32%	237.58%	418.28%	1160.26%	954.12%	0.00%	11121.59%	1435.40%	1350.37%
Nonperforming loans to total loans	0.49%	0.45%	0.24%	0.09%	0.10%	0.00%	0.01%	0.07%	0.07%
Nonperforming assets to total assets	0.43%	0.39%	0.21%	0.08%	0.09%	0.00%	0.01%	0.06%	0.06%

Leverage (tier 1 to average total assets)	10.42%	11.59%	13.38%	13.95%	15.58%	17.01%	9.46%	10.28%	10.46%
Assets under advice—Bank of Florida Trust Company	$502,383	$514,192	$510,980	$415,318	$381,371	$384,154	$409,092	$390,002	$340,753

CONSOLIDATED STATEMENTS OF OPERATIONS

BANK OF FLORIDA CORP. AND SUBSIDIARIES

Three Months ended Sept 30, 2007 and 2006 and June 30, 2007

	Three Months Ended		Three Months Ended
	Sept 30,		June 30,	3Q'07-3Q'06		% of	3Q'07-2Q'07		% of
	2007	2006	2007	$ Change	% Change	Total Chg	$ Change	% Change	Total Chg
	(unaudited)
INTEREST INCOME
Interest and fees on loans	22,971	13,151	20,409	$9,820	74.7%		$2,562	12.6%
Interest on securities and other	687	622	674	$65	10.5%		$13	1.9%
Interest on federal funds sold	69	526	168	$(457)	-86.9%		$(99)	-58.9%

TOTAL INTEREST INCOME	23,727	14,299	21,251	$9,428	65.9%		$2,476	11.7%

INTEREST EXPENSE
Interest on deposits	9,623	5,277	8,709	$4,346	82.4%		$914	10.5%
Interest on subordinated Debt	1,185	213	276
Interest on FHLB & other borrowings	965	477	1,133	$488	102.3%		$(168)	-14.8%

TOTAL INTEREST EXPENSE	11,773	5,967	10,118	$5,806	97.3%		$1,655	16.4%

NET INTEREST INCOME	11,954	8,332	11,133	$3,622	43.5%		$821	7.4%
PROVISION FOR LOAN LOSSES	336	840	624	$(504)	-60.0%		$(288)	-46.2%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	11,618	7,492	10,509	$4,126	55.1%		$1,109	10.6%
NON-INTEREST INCOME
Service charges & fees	475	331	520	$144	43.5%		$(45)	-8.7%
Mortgage banking fees	(2)	72	112	$(74)	-102.8%		$(114)	-101.8%
Trust Fees, net	790	659	722	$131	19.9%		$68	9.4%
Other gains/losses	—	—	(54)	$0	0.0%		$54	0.0%

Total Non-interest income	1,263	1,062	1,300	$201	18.9%		$(37)	-2.8%

TOP-LINE REVENUE	13,217	9,394	12,433	$3,823	40.7%		$784	6.3%

NON-INTEREST EXPENSES
Salaries and employee benefits	5,401	4,236	5,466	$1,165	27.5%	41.6%	$(65)	-1.2%	-13.7%
Occupancy expenses	1,522	1,032	1,379	$490	47.5%	17.5%	$143	10.4%	30.1%
Equipment rental, depreciation
and maintenance	643	421	551	$222	52.7%	7.9%	$92	16.7%	19.4%
General operating	2,654	1,729	2,349	$925	53.5%	33.0%	$305	13.0%	64.2%

TOTAL NON-INTEREST EXPENSES	10,220	7,418	9,745	$2,802	37.8%	100.0%	$475	4.9%	100.0%

INCOME BEFORE INCOME TAXES	2,661	1,136	2,064	$1,525	134.2%		$597	28.9%
INCOME TAXES	1,054	447	824	$607	135.8%		$230	27.9%

NET INCOME	1,607	689	1,240	$918	133.2%		$367	29.6%

EARNINGS PER SHARE	$0.12	$0.07	$0.10	$0.05	$0.70		$0.02	24.8%

WEIGHTED AVERAGE SHARES OUTSTANDING	12,874,038	9,397,872	12,060,332	3,476,166	37.0%		813,706	6.7%

EFFICIENCY RATIO	77.3%	79.0%	78.4%	-1.6%			-1.1%

OPERATING LEVERAGE				$1,021			$309

BANK OF FLORIDA CORP. AND SUBSIDIARIES

	Nine Months Ended Sept 30,		YTD'07-YTD'06
	2007	2006	$ Change	% Change
	(unaudited)
INTEREST INCOME
Interest and fees on loans	$59,394	$33,582	$25,812	76.9%
Interest on securities and other	1,977	1,147	$830	72.4%
Interest on federal funds sold	339	1,374	$(1,035)	-75.3%

TOTAL INTEREST INCOME	61,710	36,103	$25,607	70.9%

INTEREST EXPENSE
Interest on deposits	24,979	12,921	$12,058	93.3%
Interest on subordinated Debt	1,669	597
Interest on FHLB & other borrowings	2,842	698	$2,144	307.2%

TOTAL INTEREST EXPENSE	29,490	14,216	$15,274	107.4%

NET INTEREST INCOME	32,220	21,887	$10,333	47.2%

PROVISION FOR LOAN LOSSES	1,536	2,102	$(566)	-26.9%
NET INTEREST INCOME AFTER

PROVISION FOR LOAN LOSSES	30,684	19,785	$10,899	55.1%

NON-INTEREST INCOME
Service charges & fees	1,467	878	$589	67.1%
Mortgage banking fees	128	354	$(226)	-63.8%
Trust Fees, net	2,228	1,936	$292	15.1%
Other gains/losses	—	—	$0	0.0%

Total Non-interest income	3,823	3,168	$655	20.7%

TOP-LINE REVENUE	36,043	25,055	$10,988	43.9%

NON-INTEREST EXPENSES
Salaries and employee benefits	15,425	11,266	$4,159	36.9%
Occupancy expenses	4,046	2,863	$1,183	41.3%
Equipment rental, depreciation and maintenance	1,612	1,163	$449	38.6%
General operating	7,236	4,931	$2,305	46.7%

TOTAL NON-INTEREST EXPENSES	28,319	20,223	$8,096	40.0%

INCOME BEFORE INCOME TAXES	6,188	2,730	$3,458	126.7%

INCOME TAXES	2,475	1,087	$1,388	127.7%

NET INCOME (LOSS)	$3,713	$1,643	$2,070	126.0%

EARNINGS PER SHARE	$0.32	$0.21	$0.11	51.4%

WEIGHTED AVERAGE SHARES OUTSTANDING	11,590,101	7,763,684	3,826,417	49.3%

EFFICIENCY RATIO	78.6%	80.7%	-2.1%

OPERATING LEVERAGE			$2,892

4 of 11

BANK OF FLORIDA, CORP. RATE / VOLUME VARIANCE ANALYSIS Three months ended September 30, 2007 vs. 2006	Summary of Average Rates ($000)						Changes in Rate & Volume ($000)		Changes in Net Interest Income ($000)

	2007			2006
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate	Rate Variance	Volume Variance	Increase (Decrease) Due to
									Rate	Volume	Days Diff	Total
EARNING ASSETS
Total Commercial loans	$974,111	$19,902	8.11%	$547,562	$11,240	8.14%	-0.04%	426,549	$(53)	$8,715	$—	$8,662
Total Consumer loans	53,579	1,094	8.10%	42,556	848	7.91%	0.20%	11,023	21	225	—	246
Total Residential real estate loans	113,852	1,976	6.89%	64,478	1,063	6.54%	0.35%	49,374	56	857	—	913
Overdrafts	(4,505)	—	0.00%	495	—	0.00%	0.00%	(5,000)	—	—	—	—

Total Loans	1,137,037	22,972	8.02%	655,091	13,151	7.96%	0.05%	481,946	84	9,737	—	9,821
Investment Securities	50,630	668	5.23%	47,272	601	5.04%	0.19%	3,358	23	44	—	67
Federal funds sold	7,979	16	0.80%	37,814	526	5.52%	-4.72%	(29,835)	(450)	(60)	—	(510)
Deposits in banks	1,506	19	5.01%	905	21	9.21%	-4.20%	601	(10)	8	—	(2)

Total Interest-earning assets	$1,197,152	$23,675	7.85%	$741,082	$14,299	7.65%	0.20%	$456,070	$(353)	$9,729	$—	$9,376

Non interest-earning assets	123,970			39,238

Total Assets	$1,321,122			$780,320

INTEREST-BEARING LIABILITIES
Interest Bearing Checking	$62,077	224	1.43%	$43,490	71	0.65%	0.78%	18,587	$86	$67	$—	$153
Money Market Accounts	360,663	4,083	4.49%	252,295	2,623	4.12%	0.37%	108,368	233	1,227	—	1,460
Savings Accounts	9,699	27	1.10%	3,683	10	1.08%	0.03%	6,016	0	17	—	17
Total Certificates	411,722	5,237	5.05%	221,188	2,573	4.62%	0.43%	190,534	240	2,424	—	2,664

Total Deposits	844,161	9,571	4.50%	520,656	5,277	4.02%	0.48%	323,505	560	3,734	—	4,294
Total FHLB Advances	143,791	1,809	4.99%	34,418	477	5.50%	-0.51%	109,373	(44)	1,376	—	1,332
Total Subordinated Debt	16,000	333	8.26%	11,000	213	7.68%	0.57%	5,000	16	104	—	120

Total Other Borrowings	159,791	2,142	5.32%	45,418	690	6.03%	-0.71%	114,373	(28)	1,480	—	1,452

Total Interest-Bearing Liabilities	$1,003,952	$11,713	4.63%	$566,074	$5,967	4.18%	0.45%	$437,878	$532	$5,214	$—	$5,746

Demand Deposits	101,862			85,930
Other Liabilities	18,971			3,054

Stockholder's equity	196,337			125,262

Total liabilities and equity	$1,321,122			$780,320
Net interest income/net interest spread		$11,962	3.22%		$8,332	3.47%	-0.25%	$18,192	$(885)	$4,515	$—	$3,630

Net interest margin			3.96%			4.46%	-0.50%

BANK OF FLORIDA, CORP. RATE /VOLUME VARIANCE ANALYSIS Three months ended September 30, 2007 vs. Three months ended June 30, 2007	Summary of Average Rates ($000)						Changes in Rate & Volume ($000)		Changes in Net Interest Income ($000)

	September 2007 - Quarter-to-Date			June 2007 - Quarter-to-Date
	Average Balance	Interest	Average Rate	Average Balance	Interest	AvIragI RatI	Rate Variance	Volume Variance	Increase (Decrease) Due to
									Rate	Volume	Days Diff	Total
EARNING ASSETS
Total Commercial loans	$974,111	$19,902	8.11%	$878,797	$17,695	8.08%	0.03%	95,314	$65	$1,948	$194	$2,207
Total Consumer loans	53,579	1,094	8.10%	55,072	1,136	8.27%	-0.17%	(1,493)	(24)	(30)	12	(42)

Total Residential real estate loans	113,852	1,976	6.89%	91,779	1,578	6.90%	-0.01%	22,073	(2)	383	17	398
Overdrafts/Nonperforming Loans	(4,505)	—	0.00%	(2,474)	—	0.00%	0.00%	(2,031)	—	—	—	—
Total Loans	1,137,037	22,972	8.02%	1,023,174	20,409	8.00%	0.01%	113,863	38	2,301	224	2,563
Investment Securities	50,630	668	5.23%	48,679	658	5.42%	-0.19%	1,951	(23)	26	7	10

Federal funds sold	7,979	16	0.80%	15,532	168	4.34%	-3.54%	(7,553)	(139)	(15)	2	(152)
Deposits in banks	1,506	19	5.01%	455	16	14.46%	-9.45%	1,051	(11)	13	—	3

Total Interest-earning assets	$1,197,152	$23,675	7.85%	$1,087,840	$21,251	7.84%	0.01%	$109,312	$(134)	$2,325	$233	$2,424

Non interest-earning assets	123,970			93,726

Total Assets	$1,321,122			$1,181,566
INTEREST-BEARING LIABILITIES
Interest Bearing Checking	$62,077	224	1.43%	64,171	224	1.40%	0.03%	(2,094)	$5	$(5)	$—	$—
Money Market Accounts	360,663	4,083	4.49%	350,437	3,956	4.53%	-0.04%	10,226	(32)	116	43	127

Savings Accounts	9,699	27	1.10%	10,021	48	1.91%	-0.81%	(322)	(20)	(1)	1	(21)
Total Certificates	411,722	5,237	5.05%	357,436	4,482	5.03%	0.02%	54,286	15	691	49	755
Total Deposits	844,161	9,571	4.50%	782,065	8,710	4.47%	0.03%	62,096	(32)	801	93	861
Total FHLB Advances	143,791	1,809	4.99%	88,135	1,133	5.16%	-0.16%	55,656	(37)	701	12	676
Total Subordinated Debt	16,000	333	8.26%	14,681	276	7.54%	0.72%	1,319	27	27	3	57

Total Other Borrowings	159,791	2,142	5.32%	102,816	1,409	5.44%	-0.12%	56,975	(10)	728	15	733

Total Interest-Bearing Liabilities	$1,003,952	$11,713	4.63%	$884,881	$10,119	4.59%	4.63%	$1,003,952	$(42)	$1,529	$108	$1,594
Demand Deposits	101,862			109,638

Other Liabilities	18,971			6,693
Stockholder's equity	196,337			180,354
Total liabilities and equity	$1,321,122			$1,181,566
Net interest income/net interest spread		$11,962	3.22%		$11,133	3.25%	-0.88%	$(894,640)	$(92)	$796	$125	$829
Net interest margin			3.96%			4.10%	3.96%

BANCSHARES OF FLORIDA, INC. RTE /VOLUME VARIANCE ANALYSIS	Summary of Average Rates ($000)						Changes in Rate & Volume ($000)		Changes in Net Interest Income ($000)
Nine Months Ended September 30,	2007			2006
2007 vs. 2006	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS
Total Commercial loans	$848,889	$51,317	8.08%	$489,162	$28,785	7.87%	0.21%	359,727	$786	$21,746	$—	$22,532
Total Consumer loans	52,004	3,148	8.09%	41,362	2,284	7.38%	0.71%	10,642	220	644	—	864
Total Residential real estate loans	94,967	4,929	6.94%	51,437	2,513	6.53%	0.41%	43,530	157	2,259	—	2,416
Overdrafts	(2,183)	—	0.00%	424	—	0.00%	0.00%	(2,607)	—	—	—	—

Total Loans	993,677	59,394	7.99%	582,385	33,582	7.71%	0.28%	411,292	1,228	24,584	—	25,812
Investment Securities	48,221	1,916	5.31%	30,470	1,095	4.80%	0.51%	17,751	116	705	—	821
Federal funds sold	10,430	286	3.67%	36,573	1,374	5.02%	-1.36%	(26,143)	(371)	(717)	—	(1,088)
Deposits in banks	1,314	61	6.21%	1,222	52	5.69%	0.52%	92	5	4	—	9

Total Interest-earning assets	$1,053,642	$61,657	7.82%	$650,650	$36,103	7.42%	0.40%	$402,992	$978	$24,576	$—	$25,554

Non interest-earning assets	87,001			36,454

Total Assets	$1,140,643			$687,104

INTEREST-BEARING LIABILITIES
Interest Bearing Checking	$56,547	525	1.24%	$49,208	235	0.64%	0.60%	7,339	$222	$68	$—	$290
Money Market Accounts	333,287	11,168	4.48%	206,536	5,534	3.58%	0.90%	126,751	1,387	4,247	—	5,634
Savings Accounts	7,941	84	1.41%	3,943	33	1.12%	0.30%	3,998	9	42	—	51
Total Certificates	348,945	13,153	5.04%	217,542	7,119	4.38%	0.66%	131,403	1,081	4,953	—	6,034

Total Deposits	746,720	24,930	4.46%	477,229	12,921	3.62%	0.84%	269,491	2,698	9,311	—	12,009
Total FHLB Advances	96,623	3,684	5.10%	17,277	698	5.40%	-0.30%	79,346	(39)	3,025	—	2,986
Total Subordinated Debt	13,912	817	7.85%	11,000	597	7.26%	0.60%	2,912	49	171	—	220

Total Other Borrowings	110,535	4,501	5.44%	28,277	1,295	6.12%	-0.68%	82,258	10	3,196	—	3,206
Total Interest-Bearing Liabilities	$857,255	$29,431	4.59%	$505,506	$14,216	3.76%	0.83%	$351,749	$2,708	$12,507	$—	$15,215

Demand Deposits	102,392			87,454
Other Liabilities	9,686			2,423
Stockholder's equity	171,310			91,721

Total liabilities and equity	$1,140,643			$687,104

Net interest income/net interest spread		$32,226	3.23%		$21,887	3.66%	-0.43%	$51,243	$(1,730)	$12,069	$—	$10,339

Net interest margin			4.09%			4.50%	-0.41%

Bank of Florida Corp.

Loan Portfolio Trend Breakdown

(Source: Call Report Schedules)

	C&I	Com'l RE	Construct.	Total Com'l	1-4 Family	Multi-Fam	Non-Coml RE	Home Equity	Other Consumer	Combined Oth Consmr	Less: Unearned & Def Ln Fees*	Total Loans	Total Real Estate	Change in Total Loans vs. Prior Period
9/30/2007	$88,048	$424,149	$422,545	$934,742	$154,753	$16,061	$170,814	$40,353	$11,465	$51,818	$(5,111)	$1,152,263	$1,057,861	$45,888
9/30/07 Mix of Total	7.6%	36.8%	36.7%	81.1%	13.4%	1.4%	14.8%	3.5%	1.0%	4.5%	-0.4%	100.0%	91.8%
9/30/07 Mix of Segment	9.4%	45.4%	45.2%	100.0%
9/30/07 Mix of Segment		40.1%	39.9%		14.6%	1.5%		3.8%					100.0%
$ chg 6/30/07	$9,767	$71,818	$(38,062)	$43,523	$14,764	$(1,612)	$13,152	$(2,322)	$(4,555)	$(6,877)	$(3,910)	$45,888	$44,586
$ chg 9/30/06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$423,653	$401,386
% chg 9/30/06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	58.1%	61.1%

6/30/2007	$78,281	$352,331	$460,607	$891,219	$139,989	$17,673	$157,662	$42,675	$16,020	$58,695	$(1,201)	$1,106,375	$1,013,275	$275,180
6/30/07 Mix of Total	7.1%	31.8%	41.6%	80.6%	12.7%	1.6%	14.3%	3.9%	1.4%	5.3%	-0.1%	100.0%

NEW LOAN TYPE DEFINITIONS WERE ADOPTED AT 6/30/07, MAKING HISTORICAL COMPARISONS TO DATA PREVIOUS TO 6/30/07 INACCURATE EXCEPT FOR TOTAL LOANS
3/31/2007	$74,843	$273,970	$316,602	$665,415	$91,386	$23,449	$114,835	$38,841	$12,104	$50,945		$831,195	$744,248	$47,585
(Corrected) 12/31/2006	$66,087	$241,931	$303,950	$611,968	$94,401	$26,530	$120,931	$39,127	$12,835	$51,962	$1,251	$783,610	$705,939	$55,000
9/30/2006	$59,196	$235,988	$258,363	$553,547	$104,977	$21,254	$126,231	$35,893	$14,151	$50,044	$1,212	$728,610	$656,475	$122,046
6/30/2006	$56,738	$204,866	$220,297	$481,901	$72,007	$16,175	$88,182	$24,482	$13,047	$37,529	$1,048	$606,564	$537,827	$56,449
3/31/2006	$52,698	$211,665	$166,654	$431,017	$65,448	$20,142	$85,590	$23,967	$10,505	$34,472	$964	$550,115	$487,876	$63,393
12/31/2005	$36,834	$180,039	$141,534	$358,407	$66,128	$25,255	$91,383	$26,393	$11,391	$37,784	$852	$486,722	$439,349	$41,808
9/30/2005	$37,260	$162,262	$114,276	$313,798	$70,766	$22,424	$93,190	$26,528	$11,978	$38,506	$580	$444,914	$396,256	$51,213
6/30/2005	$43,509	$140,809	$80,899	$265,217	$70,367	$21,120	$91,487	$25,035	$12,471	$37,506	$509	$393,701	$338,230	$32,824
3/31/2005	$38,533	$119,943	$73,544	$232,020	$74,464	$17,286	$91,750	$22,918	$14,480	$37,398	$291	$360,877	$308,155	$35,098
9/30/06 Mix of Total	8.1%	32.4%	35.5%	76.0%	14.4%	2.9%	17.3%	4.9%	1.9%	6.9%	0.2%	100.0%	90.1%
9/30/06 Mix of Segment	10.7%	42.6%	46.7%	100.0%
9/30/06 Mix of Segment		35.9%	39.4%		16.0%	3.2%		5.5%					100.0%

12/31/2004	$42,721	$103,597	$65,172	$211,490	$60,124	$14,627	$74,751	$23,871	$15,869	$39,740	$202	$325,779

Organic Loan Analysis

Old Florida 9/30/07	$6,853	$86,692	$68,379	$161,924	$25,870	$6,551	$32,421	$5,036	$2,317	$7,353	$—	$201,698	$192,528	$(7,350)
9/30/07 Mix of Total	3.4%	43.0%	33.9%	80.3%	12.8%	3.2%	16.1%	2.5%	1.1%	3.6%	0.0%	100.0%
Old Florida 6/30/07	$6,819	$80,739	$78,891	$166,449	$27,399	$7,254	$34,653	$5,408	$2,538	$7,946	$—	$209,048	$199,691
Bristol Bank 6/30/07	$12,061	$11,331	$14,192	$37,584	$20,378	$2,424	$22,802	$13,484	$2,133	$15,617		$76,003	$61,809	$2,087
Bristol Bank 3/31/07	$12,412	$10,850	$11,012	$34,274	$22,375	$2,436	$24,811	$13,166	$1,665	$14,831		$73,916	$59,839	$6,610
Bristol Bank 12/31/06	$9,115	$9,603	$10,847	$29,565	$19,758	$2,449	$22,207	$13,863	$1,746	$15,609	75	$67,306	$56,520	$6,367
Bristol Bank 9/30/06	$9,054	$5,649	$5,853	$20,556	$25,568	$1,621	$27,189	$11,003	$2,225	$13,228	34	$60,939	$49,694

9/30/07 Excl OF	$81,195	$337,457	$354,166	$772,818	$128,883	$9,510	$138,393	$35,317	$9,148	$44,465	$(5,111)	$950,565	$865,333	$53,238
9/30/07 Mix Excl OF	8.5%	35.5%	37.3%	81.3%	13.6%	1.0%	14.6%	3.7%	1.0%	4.7%	-0.5%	100.0%	91.0%
6/30/07 Excl OF	$71,462	$271,592	$381,716	$724,770	$112,590	$10,419	$123,009	$37,267	$13,482	$50,749	$(1,201)	$897,327	$751,775	$66,132

$ chg 6/30/07	$9,733	$65,865	$(27,550)	$48,048	$16,293	$(909)	$15,384	$(1,950)	$(4,334)	$(6,284)	$(3,910)	$53,238	$113,558
$ chg 9/30/06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$221,955	$208,858
% chg 9/30/06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	30.5%	31.8%

Note: Bristol Bank includes Aventura Office

*	components net of unearned and def. beginning 3/31/07; values at 9/30/07 and 6/30/07 represent difference between how loan types are recorded on the loan application system and total loans per the general ledger.

Total Organic Assets	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007	9/30/2007

Consolidated	$756,267	$850,096	$883,102	$938,739	$1,280,983	$1,323,415
Less: Bristol Bank	$—	$100,782	$99,774	$102,762	$110,011	N/A
Less: Old Florida	$—	$—	$—	$—	$315,331	260,850	deposits only (assets understated)

Equals: Organic Assets	$756,267	$749,314	$783,328	$835,977	$855,641	$1,062,565
Chg from 12 mon ago—$					$99,374	$212,469	Bristol in 9/30/06 base
Chg from 12 mon ago—%					13.1%	25.0%

Bank of Florida Corp.

Deposit Trend and Breakdown

(Source: Consolidating Report)

	DDA	NOW	MMDA	Savings	CDs Retail	CDs Brokered	CDs IRA	Total CDs	Total Deposits	FHLB	Other Borrow	Core Depos. (excl CDs)	Chg in Tot Deposits Vs. Prior Period	Chg in Core Deposits Vs. Prior Period
9/30/2007	$100,364	$61,556	$365,708	$7,689	$284,261	$140,210	$25,360	$449,831	$985,148	$119,294	$16,000	$535,317	$14,852	$(45,489)
9/30/07 Mix of Total	10.2%	6.2%	37.1%	0.8%	28.9%	14.2%	2.6%	45.7%	100.0%			54.3%	1.5%	-7.8%
9/30/07 Mix of Segment					63.2%	31.2%	5.6%	100.0%
9/30/07 Mix of Segment	18.7%	11.5%	68.3%	1.4%								100.0%

$ chg 6/30/07	$(8,147)	$(6,672)	$(27,009)	$(3,661)	$3,171	$53,563	$3,607	$60,341	$14,852	$24,496	$—	$(45,489)
$ chg 9/30/06	$(4,228)	$9,778	$105,911	$3,803	$94,401	$101,691	$13,349	$209,441	$324,705	$79,794	$5,000	$115,264
% chg 9/30/06	-4.0%	18.9%	40.8%	97.9%	49.7%	264.0%	111.1%	87.1%	49.2%	202.0%	45.5%	27.4%

6/30/2007	$108,511	$68,228	$392,717	$11,350	$281,090	$86,647	$21,753	$389,490	$970,296	$94,798	$16,000	$580,806	$251,712	$149,172
3/31/07 Mix of Total	11.2%	7.0%	40.5%	1.2%	29.0%	8.9%	2.2%	40.1%	100.0%			59.9%
3/31/2007	$94,205	$42,410	$291,088	$3,931	$191,243	$83,062	$12,645	$286,950	$718,584	$69,500	$11,000	$431,634	$27,404	$11,296
12/31/2006	$90,013	$46,898	$279,411	$4,016	$198,533	$60,105	$12,204	$270,842	$691,180	$42,500	$11,000	$420,338	$30,737	$285
9/30/2006	$104,592	$51,778	$259,797	$3,886	$189,860	$38,519	$12,011	$240,390	$660,443	$39,500	$11,000	$420,053	$66,882	$38,943
6/30/2006	$93,221	$44,869	$239,825	$3,195	$152,744	$51,215	$8,492	$212,451	$593,561	$31,000	$11,000	$381,110	$58,369	$66,203
3/31/2006	$86,454	$50,247	$174,446	$3,760	$150,817	$61,272	$8,196	$220,285	$535,192	$13,000	$11,000	$314,907	$40,112	$13,537
12/31/2005	$83,763	$50,113	$162,346	$5,148	$127,011	$59,016	$7,683	$193,710	$495,080	$3,000	$11,000	$301,370	$51,772	$24,891
9/30/2005	$83,593	$50,535	$138,030	$4,321	$126,466	$33,136	$7,227	$166,829	$443,308	$11,000	$8,000	$276,479	$(1,453)	$(9,475)
6/30/2005	$78,129	$60,115	$141,617	$6,093	$116,791	$35,388	$6,628	$158,807	$444,761	$—	$5,000	$285,954	$54,387	$63,025
3/31/2005	$63,643	$46,318	$106,844	$6,124	$118,916	$42,398	$6,131	$167,445	$390,374	$7,000	$2,000	$222,929	$14,310	$15,689
9/30/06 Mix of Total	15.8%	7.8%	39.3%	0.6%	28.7%	5.8%	1.8%	36.4%	100.0%			63.6%
9/30/06 Mix of Segment					79.0%	16.0%	5.0%	100.0%
9/30/06 Mix of Segment	24.9%	12.3%	61.8%	0.9%	45.2%	9.2%	2.9%	57.2%	157.2%	9.4%	2.6%	100.0%
12/31/2004	$61,031	$33,771	$107,331	$5,107	$112,477	$50,368	$5,979	$168,824	$376,064	$—	$2,000	$207,240

Organic Deposit Analysis

Old Florida 9/30/07	$15,426	$24,343	$60,902	$4,461	$90,724	$53,978	$11,016	$155,718	$260,850			$105,132	$25,840	$(23,649)
9/30/07 Mix of Total	5.9%	9.3%	23.3%	1.7%	34.8%	20.7%	4.2%	59.7%	100.0%			40.3%
Old Florida 6/30/07	$17,521	$27,367	$76,571	$7,322	$95,140	$—	$11,089	$106,229	$235,010	$3,500	$5,000	$128,781
Bristol Bank 6/30/07	$12,070	$3,756	$31,145	$1,392	$33,454	$—	$2,836	$36,290	$84,653	$3,500	$—	$48,363	$7,185	$8,986
Bristol Bank 3/31/07	$9,013	$3,825	$25,340	$1,199	$35,290	$—	$2,803	$38,093	$77,468	$3,500	$—	$39,377	$8,191	$5,773
Bristol Bank 12/31/06	$8,862	$3,582	$19,841	$1,319	$32,872	$—	$2,801	$35,673	$69,277	$8,500	$—	$33,604	$(816)	$1,283
Bristol Bank 9/30/06	$8,533	$3,337	$19,229	$1,222	$34,802	$—	$2,970	$37,772	$70,093	$8,500	$—	$32,321

9/30/07 Excl OF	$84,938	$37,213	$304,806	$3,228	$193,537	$86,232	$14,344	$294,113	$724,298	$119,294	$16,000	$430,185	$(10,988)	$(21,840)
9/30/07 Mix Excl. OF	11.7%	5.1%	42.1%	0.4%	26.7%	11.9%	2.0%	40.6%	100.0%			59.4%
6/30/07 Excl. OF	$90,990	$40,861	$316,146	$4,028	$185,950	$86,647	$10,664	$283,261	$735,286	$91,298	$11,000	$452,025
3/31/07 Excl Bristol Bank	$85,192	$38,585	$265,748	$2,732	$155,953	$83,062	$9,842	$248,857	$641,116	$66,000	$11,000	$392,257	$19,213	$5,523
12/31/06 Excl Bristol Bank	$81,151	$43,316	$259,570	$2,697	$165,661	$60,105	$9,403	$235,169	$621,903	$34,000	$11,000	$386,734	$31,553	$(998)
9/30/06 Excl Bristol Bank	$96,059	$48,441	$240,568	$2,664	$155,058	$38,519	$9,041	$202,618	$590,350	$31,000	$11,000	$387,732	$(3,211)	$6,622
$ chg 6/30/07	$(6,052)	$(3,648)	$(11,340)	$(800)	$7,587	$(415)	$3,680	$10,852	$(10,988)	$27,996	$5,000	$(21,840)
$ chg 9/30/06	$(19,654)	$(14,565)	$45,009	$(658)	$3,677	$47,713	$2,333	$53,723	$63,855	$79,794	$5,000	$10,132
% chg 9/30/06	-18.8%	-28.1%	17.3%	-16.9%	1.9%	123.9%	19.4%	22.3%	9.7%	202.0%	45.5%	2.4%

9/30/07 Excl OF	$84,938	$37,213	$304,806	$3,228	$193,537	$86,232	$14,344	$294,113	$724,298	$119,294	$16,000	$430,185	$63,855	$10,132
9/30/2006 Consol	$104,592	$51,778	$259,797	$3,886	$189,860	$38,519	$12,011	$240,390	$660,443	$39,500	$11,000	$420,053
$ chg 9/30/06	$(19,654)	$(14,565)	$45,009	$(658)	$3,677	$47,713	$2,333	$53,723	$63,855	$79,794	$5,000	$10,132
% chg 9/30/06	-18.8%	-28.1%	17.3%	-16.9%	1.9%	123.9%	19.4%	22.3%	9.7%	202.0%		2.4%

Borrowings Ratios	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007	9/30/2007
CDs Brokered	$51,215	$38,519	$60,105	$83,062	$86,647	$140,210
FHLB	$31,000	$39,500	$42,500	$69,500	$94,798	$119,294
Other Borrowings	$11,000	$11,000	$11,000	$11,000	$16,000	$16,000
Total Borrowings	$93,215	$89,019	$113,605	$163,562	$197,445	$275,504
Total Earning Assets	$728,062	789695	838626	$899,205	$1,164,703	$1,202,796
Borrowings/Earning Assets	12.8%	11.3%	13.5%	18.2%	17.0%	22.9%

Bank of Florida Corp.

Prime Rate Loan Sensitivity Trend

	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/06	3/31/06	12/31/05
Prime Based with Immediate Rate Change:			$306,571,231	$307,782,144	$306,451,810	$274,894,596	$252,954,066	$221,175,965
Total Loans:			$830,186,778	$764,553,789	$729,578,724	$601,824,091	$550,149,185	$486,217,832
Percentage of Total			36.928%	40.256%	42.004%	45.677%	45.979%	45.489%

Prime Based with Rate Change within 90 Days			$21,370,515	$23,811,879	$22,530,344	$12,860,946	$13,106,987	$15,467,723
Total Loans:			$830,186,778	$764,553,789	$729,578,724	$601,824,091	$550,149,185	$465,064,040
Percentage of Total			2.574%	3.114%	3.088%	2.137%	2.382%	3.326%

Total Prime Based with Change within 90 Days:			$327,941,746	$331,594,023	$328,982,154	$287,755,543	$266,061,052	$236,643,688
Total Loans:			$830,186,778	$764,553,789	$729,578,724	$601,824,091	$550,149,185	$486,217,832
Percentage of Total			39.502%	43.371%	45.092%	47.814%	48.362%	48.670%
Change from 12/31/05			-9.168%	-5.299%	-3.578%	-0.856%	-0.309%	0.000%

Prime/LIBOR with Immediate Rate Change:	$370,758,767	$406,334,676	$306,571,231
LIBOR Based with Immediate Rate Change:	$2,404,990	$3,097,766	$1,556,571
Total Loans:	$1,157,372,985	$1,107,760,572	$830,186,778
Percentage of Total	32.0%	37.0%
Prime/LIBOR Based with Rate Change within 90 Days	$23,609,069	$21,696,621	$21,370,515
LIBOR Based with Rate Change within 90 Days:	$91,951,883	$109,374,265	$97,607,081
Total Loans:	$1,157,372,985	$1,107,760,572	$830,186,778
Percentage of Total	2.0%	11.8%
Total Prime & LIBOR with Change within 90 Days:	$488,724,709	$540,503,328	$427,105,398
Total Loans:	$1,157,372,985	$1,107,760,572	$830,186,778
Percentage of Total	42.2%	48.8%	51.4%

Mortgage Pipeline Report

	Closed Loans	Change in Closed Loans from Prior Qtrs
4/1/2005	$3,490,650
6/24/2005	$19,738,350
2Q'05	$16,247,700
9/30/2005	$44,840,459
3Q'05	$25,102,109
12/31/2005	$81,201,696
4Q'05	$36,361,237
3/31/2006	$35,143,715
6/30/2006	$52,109,185
2Q'06	$16,965,470
9/30/2006	$70,889,350
3Q'06	$18,780,165
12/31/2006	$87,706,500
4Q'06	$16,817,150
1Q'07	$14,710,160
6/30/2007	$36,748,160
2Q'07	$22,038,000
9/30/2007	$61,160,087
3Q'07	$39,122,087	$17,084,087	vs 2Q07
		$20,341,922	vs 3Q06